UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2012

Vantiv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35462	26-4532998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8500 Governor’s Hill Drive
Symmes Township, Ohio 45249

(Address of principal executive offices, including zip code)

(513) 900-5250

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On May 10, 2012, Paul Reynolds, Executive Vice President, Secretary and Chief Risk Officer of Fifth Third Bancorp, resigned as a director of Vantiv, Inc. (the “Company”). Mr. Reynolds was one of the two Class B directors of the Company. There were no disagreements between the Company and Mr. Reynolds that led to his decision to resign.

(d)           On May 15, 2012, Daniel Poston, Executive Vice President and Chief Financial Officer of Fifth Third Bancorp, was elected to the Company’s board of directors. Mr. Poston was elected to fill the Class B vacancy resulting from Mr. Reynolds’ resignation by the Company’s remaining Class B director pursuant to the Company’s Amended and Restated Certificate of Incorporation. Mr. Poston will hold office for the remainder of Mr. Reynolds’ original term, which expires at the Company’s 2014 annual meeting of stockholders. Mr. Poston’s committee assignments will be determined at a later date.

Mr. Poston’s compensation for service as a director will be consistent with that of the Company’s other non-employee directors, as described in the Company’s prospectus, dated March 21, 2012, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933. Accordingly, Mr. Poston will receive an annual cash retainer of $80,000, paid quarterly in arrears and prorated for partial quarters of service, and an annual restricted stock unit grant of $120,000, prorated for partial years of service.

Mr. Poston is currently employed by Fifth Third Bancorp, one of the Company’s stockholders. The Class B directors serve on our board of directors pursuant to our Amended and Restated Certificate of Incorporation, which grants the right to Fifth Third Bank and its subsidiary, FTPS Partners, LLC to elect a number of the Company’s directors equal to the percentage of the voting power of all of the Company’s outstanding common stock represented by the Class B common stock held by the Fifth Third investors but not exceeding 18.5% of the board of directors.

The Company previously disclosed the information required by Item 404(a) of Regulation S-K regarding its relationships with Fifth Third Bancorp and Fifth Third Bank in its prospectus, dated March 21, 2012, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933 under the caption “Certain Relationships and Related Person Transactions.” Such information is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VANTIV, INC.

By:	/s/ Nelson F. Greene
	Name:	Nelson F. Greene
	Title:	Chief Legal Officer and Secretary

Dated: May 16, 2012

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